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                                                                    EXHIBIT 10.6

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT, is entered into as of December __, 1999 by and between WORLDQUEST NETWORKS, INC. (the "Company") and those parties whose signatures are listed on Schedule A hereto, as such schedule may be amended and
                         ----------
supplemented from time to time ("Holders"), in connection with a private placement by the Company of up to 38 units (the "Units"), each Unit consisting of a $50,000.00 unsecured subordinate convertible promissory note (the "Note") and a warrant to purchase up to 8,500 shares of the Company's common stock, $.001 par value per share, at an exercise price of $6.00 per share (the "Warrant"). Collectively, the Notes, the Warrants and the Units are sometimes collectively referred to hereinafter as the "Securities" and the Common Stock and shares of Common Stock underlying, or convertible for, the Warrants is sometimes collectively referred to herein as the "Holders Shares."

     1.   Piggy Back Registration Rights.  One year following the closing of the
          ------------------------------
Company's initial public offering registered under the Securities Act of 1933, as amended (the "IPO"), except for the registration of securities underlying an employee benefit plan or issued in a transaction pursuant to Rule 145 of the Securities Act of 1933, as amended (the "Securities Act"), if the Company proposes to make a registered offering of its Common Stock (an "Offering"), the Company will give prompt written notice to each Holder of its intention to do so and of each Holder's rights under this Section 1. Except as otherwise provided for herein, upon the written request of any Holder made within 10 days after the receipt of any such notice (which request shall specify the number of Holders Shares intended to be disposed of by each Holder), the Company will include all Holders Shares that the Company has been requested to include by each Holder; provided, that if at any time after giving written notice under this Section 1
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the Company shall determine for any reason not to proceed with the proposed
Offering, the Company may, at its election, give notice of such determination to each Holder and thereupon shall be relieved of its obligations to each Holder with respect to such proposed Offering under this Section 1. Except as otherwise provided for herein, each Holder shall be entitled to withdraw its request for the inclusion of Holders Shares in an Offering and withdraw from the Offering at any time before the time that the Registration Statement is declared effective by the Securities and Exchange Commission (the "SEC") and the Offering has commenced.

     2.   Continuous Offering.  If the Company intends to effect a continuous
          -------------------
offering pursuant to Rule 415 of the Securities Act pursuant to a registration statement on Form S-3 or any successor form (a "Continuous Offering"), the Company will give written notice thereof to each Holder and include in such Offering all of the Holders Shares which each Holder elects to include in such Offering. During the period in which a Registration Statement with respect to a Continuous Offering is effective, if any Holder desires to sell Holders Shares in a transaction covered by such Registration Statement, it shall give notice to the Company of the proposed date of such sale at least 30 days before such proposed date of sale, and the Company shall take all actions necessary to permit such sale. Within 15 days of receipt of notice of a proposed sale by any Holder, the Company will advise such Holder either that it has no objection to such a registered sale or that such a registered sale should be delayed for up to three months on the basis either that the Company is involved in a confidential proposed transaction or negotiations

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therefor (which have been previously disclosed to the Company's Board of
Directors) which would require the Company to make or amend any public filings under the securities laws at that time, or that such sale would have a material adverse effect upon the Company's ability to access the capital markets. If the Company has not objected to such proposed registered sale as permitted in this
Section 2 within such 15 day period, the Company shall take all actions necessary to permit such sale on the proposed date of sale pursuant to such Registration Statement.

     3.   Underwritten Offerings.  In the case of an underwritten Offering
          ----------------------
initiated by the Company under this Section 3, including underwritten Offerings effected as part of a Continuous Offering, the underwriter(s) and the managing underwriter shall be selected by the Company. If the managing underwriter advises the Company in writing that, in its opinion, the number of Holders Shares and securities of the Company, if any, being sold exceeds the number that can be sold in such Offering, so as to be likely to have an adverse effect on the price at which the Company can sell securities for its own account, then there shall be included in such Offering (and in the Registration Statement) first, securities of the Company being sold for its own account, and second, the maximum number of Holders Shares (allotted on a pro rata basis between the requesting Holders based upon the number of shares each Holder desires to sell and the percentage of outstanding shares each holds or will hold upon conversion or exchange) requested to be included in such Offering which, in the opinion of such managing underwriter, can be sold without such an adverse effect on such price.

     4.   Expenses.  The Company shall bear all expenses of registration in
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connection with any election by a Holder to register Holders Shares pursuant to
Sections 1-3.

     5.   Demand Registration Rights. One year following the closing of the IPO,
          --------------------------
Holders, except as set forth herein, shall be entitled to dispose of any or all of the Holders Shares then held by them in accordance with the provisions of this Section 5.

          (a) Requests by Holders.  Upon the receipt by the Company of written
              -------------------
notice from Holders holding in excess of 50% of the aggregate Holders Shares of their intent to sell all or part of their Holders Shares in an Offering subject to this Section 5 at least 60 days before such proposed date of sale, and specifying both the number of Holders Shares to be sold and the intended method of disposition, the Company will use its best efforts to register such Holders Shares so as to permit, as soon as practicable, the requested sale of Holders Shares. Within 15 days of receipt of notice of a proposed sale by Holders, the Company will advise Holders either that it has no objection to such a registered sale or that such a registered sale should be delayed for up to three months on the basis that the Company is involved in a confidential proposed transaction or negotiations (which have been previously disclosed to the Company's Board of Directors) which would not permit the Company to make or amend any public filings under the securities laws at that time. If the Company has not objected to such proposed registered sale as permitted in this Section 5(a) within such 15 day period, the Company shall take all actions necessary to permit such sale on the proposed date of sale pursuant to such Registration Statement. If, at any time after giving 60 days written notice under this Section 5(a), Holders holding in excess of 50% of the aggregate Holders Shares shall notify the Company in writing that they have determined for any reason not to proceed with the proposed Offering, then the

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Company shall terminate such Offering, but Holders so choosing not to proceed shall be jointly and severally responsible for any expenses incurred by the Company from the date that notice is received by the Company of Holders request for Demand Registration (as defined below) until the date that Company has taken all actions necessary to terminate and withdraw such Offering. such an aborted request to register shares shall not constitute a Demand Registration.

          (b) Selection of Underwriters.  If Holders specify in the notice
              -------------------------
delivered to the Company pursuant to this Section 5 that they intend to sell Holders Shares in an underwritten Offering pursuant to this Section 5, Holders shall be entitled to select the underwriter(s) and managing underwriter. If the Company issues and sells securities of the same class as the Holders Shares contemporaneously with any Offering pursuant to this Section 5, the Company shall (i) sell such securities to the underwriter(s) selected by Holders pursuant to this Section 5 on the same terms and conditions as apply to Holders and (ii) execute and deliver a copy of the underwriting agreement relating to such Offering. If the managing underwriter advises Holders and the Company in writing that, in its opinion, the number of securities requested to be included in such Offering exceeds the number that can be sold in such Offering, so as to be likely to have an adverse effect on the price at which the Holders Shares or securities being offered by the Company can be sold, then there shall be included in such Offering (and in the Registration Statement relating to such Offering) first, the maximum number of Holders Shares requested to be included in such Offering by Holders and second, the maximum number of securities, if any, proposed to be sold by the Company for its own account or for the account of any other holder of the Company's securities, which in the opinion of the managing underwriter can be sold without having such adverse effect.

          (c) Registration on Form S-3.  Holders shall have the right to require
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the Company to register any or all of its shares on Form S-3, or any successor form (or on Form S-1 or Form SB-2 (if available to the Company), or any successor forms, if Form S-3, or any successor form is not available).

          (d) Limitation on Requests and Payment of Registration Expenses.
              -----------------------------------------------------------
Holder shall be entitled to register Holders Shares pursuant to the provisions of this Section 5 twice (each a "Demand Registration"). The Company shall not be required to register Holders Shares in accordance with the provisions of
Section 5(a) if there is outstanding at the time of the request an effective Registration Statement for a Continuous Offering and Holders can dispose of their Holders Shares in accordance with Section 2, or if Holders can sell all of their Holders Shares pursuant to Rule 144 of the Securities Act within any three month period. The Company will pay all registration expenses (except underwriting discounts and selling commissions) in connection with the Offering of the Holders Shares requested by Holders pursuant to this Section 5 for the first Demand Registration, but Holders shall pay all expenses for a second Demand Registration.

     6.   The Company's Duties.  If and whenever the Company is required to
          --------------------
permit Holders to effect any Offering as provided in Sections 1-5, the Company covenants and agrees that it will, as expeditiously as possible (but not later than sixty (60) days after receipt of a request from Holders to include Holders Shares in a given Offering):

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          (a) prepare all offering documents in accordance with all applicable requirements of the Securities Act, including, if requested by Holder and if permitted by the rules and regulations of the SEC, a Registration Statement pursuant to Rule 415 of the Securities Act or any successor rule of the SEC, with respect to such Offering to permit the disposition of the Holders Shares by Holders in accordance with the intended method of disposition (and, in the case of an underwritten Offering, consistent in form, substance, and scope with customary practice for the offering of securities of corporations by nationally recognized investment banking firms);

          (b) file with the SEC a Registration Statement required to permit the disposition thereof; provided, that before filing any such Registration
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Statement (including any documents incorporated by reference therein), the
Company will furnish to counsel(s) designated by Holders and to the underwriter(s), if any, copies of all such Registration Statements, which Registration Statements shall be subject to the review of such counsel(s) and the underwriter(s), if any, and, where feasible, the Company shall make such changes in such Registration Statements as are reasonably requested by such counsel(s) or underwriter(s); and

          (c) use its reasonable efforts to have such Registration Statement declared effective by, and obtain all approvals from the SEC to the extent necessary to permit the Offering; provided, however, that the Company may
                                  --------  -------
discontinue any Offering that is being effected pursuant to Sections 1-3 at any time before the effective date of the related Registration Statement;

          (d) thereafter, prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (if filed pursuant to Rule 415) and cause the Registration Statement to be supplemented by any required supplement, and as so supplemented to be filed, if required, with the SEC during the period ending on the later of (A) such time as all of the Holders Shares covered by such Registration Statement have been disposed of in accordance with the intended method of disposition set forth in such Registration Statement, (B) such time as all of the Holders Shares may be sold pursuant to Rule 144 of the Securities Act, or (C) so long as a dealer is required to deliver a Prospectus in connection with the Offering; but in no event shall such period extend longer than nine months after the effective date of such Registration Statement;

          (e) furnish to Holders and to the underwriter(s), if any, such number of copies of the Registration Statement or Prospectus contained therein (including each amendment and supplement thereto) as they may reasonably request in order to facilitate the disposition of the Holders Shares included in such Offering;

          (f) register or qualify, or cooperate with Holders, the underwriter(s), if any, and their respective counsel in registering or qualifying, all Holders Shares covered by the Registration Statement for offer and sale under the applicable securities or blue sky laws of such jurisdictions as Holders and the underwriter(s), if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable Holders and the underwriter(s), if any, to consummate the disposition in such jurisdictions of the

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Common Stock covered by the Registration Statement; provided, however, that the
                                                    --------  -------
Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

          (g) use its reasonable efforts to cause such Common Stock covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Holders and the underwriter(s), if any, to consummate the disposition of such Common Stock;

          (h) cooperate reasonably with any managing underwriter to effect the sale of any Holders Shares, including but not limited to attendance of the Company's executive officers at any planned "road show" presentations;

          (i) notify Holders and the underwriter(s), if any, at any time when the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any Holder or any underwriter, prepare and furnish to such Person(s), such reasonable number of copies of any amendment or supplement to the Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Common Stock, such Prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and to deliver to purchasers of any other securities of the Company included in the Offering copies of such Prospectus as so amended or supplemented;

          (j) keep Holders informed of the Company's best estimates of the earliest date on which the Registration Statement will become effective, and promptly notify Holders of (A) the effectiveness of such Registration Statement,
(B) a request by the SEC for an amendment or supplement to such Registration Statement, (C) the issuance by the SEC of an order suspending the effectiveness of the Registration Statement, or of the threat of a proceeding for that purpose, and (D) the suspension of the qualification of any securities included in the Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

          (k) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement in accordance with the intended method of distribution of the Holders thereof set forth in such Registration Statement;

          (l) use its reasonable efforts to list the securities proposed to be sold in such Offering on the Nasdaq National Market, or on such other securities exchange or over the counter trading market on which the Common Stock is then listed, not later than the closing of the Offering contemplated thereby;

          (m) enter into such customary agreements (including but not limited to an underwriting agreement in customary form) and take such other reasonable actions as Holders or

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the underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Common Stock;

          (n) obtain such "cold comfort" letter(s) from the Company's independent public accountants, in customary form and covering matters of the type customarily covered by "cold comfort" letter(s), as Holders or the underwriter(s), if any, shall reasonably request; and

          (o) upon prior notice, make available for reasonable inspection by any underwriter(s) participating in any disposition to be effected pursuant to the Registration Statement and by any attorney, accountant, or other agent retained by any such Person(s), its financial and other records, pertinent corporate documents and properties of the Company, and such opportunities to discuss the business of the Company with its officers, directors, and employees and the independent public accountants who have certified its financial statements as shall be necessary, in the opinions of such underwriters' respective counsels, to conduct a reasonable investigation; provided, that any
                                                            --------  ----
records, information, or documents that are designated by the Company in writing as confidential shall be kept confidential by each such Person, unless disclosure of such records, information, or documents is required by law, by judicial or administrative order, or in order to defend a claim asserted against such Person in connection with such Offering.

     7.   Information from Holder.
          -----------------------

          (a) Information.  The Company may require Holders to furnish it with
              -----------
such information regarding Holders and regarding the method of distribution as is pertinent to the disclosure requirements relating to the Offering of such Common Stock as the Company may from time to time reasonably request in writing.

          (b) Use of Registration Statement Upon Notice of Defects.  Holders
              ----------------------------------------------------
agree, and shall cause underwriter(s), if any, acting on their behalf to agree, that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(i), they will immediately discontinue the use of the Registration Statement and Prospectus covering such Common Stock until the receipt by Holders and any such underwriter(s) of the copies of the supplemented or amended Registration Statement or Prospectus contemplated by such clause and, if so directed by the Company, Holders will deliver and cause each underwriter, if any, to deliver to the Company all copies, other than permanent file copies then in the possession of Holders or any such underwriter, of the Registration Statement and Prospectus covering such Common Stock at the time of receipt of such notice.

     8.   Resales; Reports Under Exchange Act.  In order to permit Holders to
          -----------------------------------
sell the Holders Shares, if they so desire, pursuant to any applicable resale exemption under the Securities Act, the Company will:

          (a) comply with all rules and regulations of the SEC in connection with the use of any such resale exemption;

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          (b) make and keep available adequate and current public information regarding the Company;

          (c) file with the SEC in a timely manner, all reports and other documents required to be filed under the Securities Act and the Securities Exchange Act of 1934, as amended;

          (d) furnish to Holders, upon request, copies of annual reports required to be filed under the Exchange Act; and

          (e) furnish to Holders, upon request, with (A) a copy of the most recent quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (B) such other information as may be reasonably requested to permit Holders pursuant to any applicable resale exemption under the Securities Act, if any.

     9.   Indemnification.  The obligations of indemnification of the Parties
          ---------------
set forth in this Section 9 shall be in addition to any liability which any Party may otherwise have to any other party.

          (a) Indemnification by the Company.  The Company agrees to indemnify
              ------------------------------
and hold harmless, to the fullest extent permitted by law, Holders, each Person who participates as an underwriter in an Offering, each officer, director, employee or agent of such an underwriter, and each Person who controls (within the meaning of the Securities Act) such an underwriter against any and all losses, claims, damages, liabilities, expenses, joint or several, including without limitation reasonable legal or other expenses incurred in connection with investigating or defending against any loss, claim, damage, or liability, or action or proceeding (whether commenced or threatened) in respect thereof, caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to such Offering, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as the same are (i) made in reliance on and in conformity with any information about Holders or any underwriter furnished in writing to the Company by Holders or any underwriter specifically for inclusion in the Registration Statement relating to such Offering or (ii) the result of the fact that Holders or any underwriter sold Common Stock subject to an Offering to a Person to whom there was not sent or given, at or before the written configuration of such sale, a copy of the final Prospectus, if the Company has previously furnished copies thereof to Holders or underwriter and such final Registration Statement or Prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission.

          (b) Indemnification by Holders.    Each Holder, jointly and
              --------------------------
severally, agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, employees, and agents, each Person who participates as an underwriter in an Offering, each officer, director, employee or agent of such an underwriter, and each Person who controls (within the meaning of the Securities Act) the Company and such underwriter against any and all losses, claims, damages, liabilities, and expenses, joint or several, including without limitation

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reasonable legal or other expenses incurred in connection with investigating or defending against any loss, claim, damage, or liability, or action or proceeding (whether commenced or threatened) in respect thereof, caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to such Offering or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only to the extent that such untrue statement or omission is made in reliance on and in conformity with any information furnished in writing by Holders concerning Holders to the Company specifically for inclusion in the Registration Statement relating to such Offering.

          (c) Notices of Claims; Procedures.  Promptly after receipt by an
              -----------------------------
indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 9, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the
                                                       --------  ----
failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 9, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. If any such action is brought against an indemnified party (unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim) the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided,
                                                                       --------
however, that any Person entitled to indemnification hereunder shall have the
-------
right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in each jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such

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claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          (d) Contribution.  If the indemnification provided for this in this
              ------------
Section 9 from the indemnifying party is unavailable to an indemnified party hereunder (other than pursuant to the terms hereof) in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a Party as a result of the losses, claims, damages, liabilities, and expense referred to above shall be deemed to include, subject to the limitations set forth in this Section 9(d) any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Parties agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by a pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) This Section 9 shall apply to each Registration Statement filed by the Company pursuant to this Agreement that includes Holders Shares.

     10.  Miscellaneous.
          -------------

          (a) Amendments and Waivers.  This Agreement may be amended, and the
              ----------------------
Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders to such amendment, action or omission to act.

          (b) Successors, Assigns and Transferees.  This Agreement shall be
              -----------------------------------
binding upon the parties hereto and their respective successors and assigns.

          (c) Notices.  Any notice, request, demand, consent, approval or other
              -------
communication permitted or required to be given to any of the parties hereunder shall be deemed given when received, shall be in writing, and shall be delivered in person or sent by certified mail, postage prepaid, or by private courier service or by telecopy or telex, to such party at its address set forth below or at such other address as such party may hereunder furnish in writing to the other parties.

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          (d) Entire Agreement.  This Agreement, and the exhibits hereto,
              ----------------
constitute the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, that may have related in any way to the subject matter hereof.

          (e) Succession and Assignment.  This Agreement shall be binding upon
              -------------------------
and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of such Party's rights, interests or obligations hereunder without the prior written approval of the other Party.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (g) Headings.  The section headings contained in this Agreement are
              --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (h) Governing Law.  This Agreement shall be governed by, construed,
              -------------
interpreted and enforced in accordance with the internal substantive laws of the State of California applicable to agreements to be made and performed solely within such State, without giving effect to any conflicts or choice of law principles which otherwise might be applicable.

          (i) Specific Performance.  Each of the Parties acknowledges and agrees
              --------------------
that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of any State having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

          (j) Waiver of Jury Trial.  To the fullest extent permitted by
              --------------------
applicable law, the Parties hereby irrevocably and expressly waive all right to a trial by jury in any action, proceeding, counterclaim (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement, or other documents entered in connection herewith or the transactions contemplated hereby.

          (k) Forum Designation.  Any action or proceeding against any of the
              -----------------
parties hereto relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent courts of California, and the parties hereto consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.

          (l) Authorization.  By executing this Agreement, the Company and
              -------------
Holders hereby respectively represent that they have all requisite legal power and capacity to execute and deliver this Agreement and to perform his obligations under this Agreement.

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

          (m) Severability.  If any provision of this Agreement is held to be
              ------------
illegal, invalid or unenforceable under present or future laws effective during the term hereof, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be legal, valid and enforceable.

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

     The foregoing Registration Rights Agreement is hereby executed as of the date first written above.

                                       WORLDQUEST NETWORKS, INC.


                                       By:
                                          -------------------------
                                       Name:  B. Michael Adler
                                       Title: Chief Executive Officer

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

                                  SCHEDULE A
                                  ----------

                                    HOLDERS

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